UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2006

ENGELHARD CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	1-8142	22-1586002
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Wood Avenue, Iselin, New Jersey	08830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 205-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[X] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 26, 2006, the Company held a conference call with analysts to report earnings and discuss the Company’s leveraged recapitalization plan. A copy of the transcript of that call is furnished as Exhibit 99.1 and incorporated herein by reference.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01 Other Events.

On May 1, 2006, the Company issued a press release entitled “Engelhard Comments on BASF’s Unsolicited Tender Offer Results.” A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following is filed as an exhibit to this report:

99.1	Conference Call Transcript.
99.2	Press release dated May 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGELHARD CORPORATION
(Registrant)

Date:	May 1, 2006	/s/ Michael A. Sperduto /s/ Michael A. Sperduto
Name: Michael A. Sperduto
Title: Vice President and Chief Financial Officer